                                                                      EXHIBIT 21


            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES





                                                              STATE OF
                         NAME OF SUBSIDIARY                 INCORPORATION
                         ------------------                 -------------
            Stewart Title of Mobile, Inc. ...............      Alabama
            Stewart Title of Anchorage ..................      Alaska
            Citizens Title & Trust ......................      Arizona
            Stewart Title & Trust of Phoenix, Inc. ......      Arizona
            Stewart Title & Trust of Tucson .............      Arizona
            Arkansas Title Insurance Company ............      Arkansas
            First Arkansas Title Company ................      Arkansas
            Garland County Title Company ................      Arkansas
            Landata of Arkansas .........................      Arkansas
            McDonald Abstract and Title  Company ........      Arkansas
            Stewart Title of Arkansas ...................      Arkansas
            Tucker Abstract .............................      Arkansas
            Landata Airborne Systems, Inc. ..............      California
            API Properties Corp. ........................      California
            Asset Preservation, Inc. ....................      California
            GPMD, Inc. ..................................      California
            Granite Bay Holding Corp. ...................      California
            Granite Properties, Inc. ....................      California
            ICON Transaction Coordinators ...............      California
            Landata, Inc. of Los Angeles ................      California
            Landata, Inc. of the West Coast .............      California
            Online Documents, Inc. ......................      California
            Stewart Title of California, Inc. ...........      California
            WTI Properties, Inc. ........................      California
            Platte Valley Title .........................      Colorado
            Stewart Title Company of Colorado Springs ...      Colorado
            Stewart Title of Aspen, Inc. ................      Colorado
            Stewart Title of Denver, Inc. ...............      Colorado
            Stewart Title of Eagle County, Inc. .........      Colorado
            Stewart Title of Glenwood Springs, Inc. .....      Colorado
            Stewart Title of Larimer County, Inc. .......      Colorado
            Stewart Title of Pueblo .....................      Colorado
            Stewart Title of Steamboat Springs ..........      Colorado
            Stewart Water, L.L.C. .......................      Colorado
            Western Colorado Title ......................      Colorado
            the Title Specialists, L.L.C. ...............      Delaware
            Aaction Title Agency, Inc. ..................      Florida
            Acquire Corporation .........................      Florida
            Advance Homestead Title, Inc. ...............      Florida
            Bay Title Services, Inc. ....................      Florida
            Manatee Pinellas Title Company ..............      Florida
            Mgs Holding Company LLC .....................      Florida
            New Century Title of Orlando ................      Florida
            New Century Title of Sarasota ...............      Florida
            New Century Title of Tampa ..................      Florida
            Southern Title ..............................      Florida
            Stewart Approved Title, Inc. ................      Florida
            Stewart Insurance Services, Inc. ............      Florida
            Stewart River City Title ....................      Florida
            Stewart Title Company of Sarasota, Inc. .....      FLorida
            Stewart Title of Clearwater, Inc. ...........      Florida
            Stewart Title of Jacksonville, Inc. .........      Florida


                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES



                                                              STATE OF
                         NAME OF SUBSIDIARY                 INCORPORATION
                         ------------------                 -------------

            Stewart Title of Martin County .................   Florida
            Stewart Title of Northwest Florida .............   Florida
            Stewart Title of Orange County, Inc. ...........   Florida
            Stewart Title of Pensacola .....................   Florida
            Stewart Title of Pinellas, Inc. ................   Florida
            Stewart Title of Polk County, Inc. .............   Florida
            Stewart Title of Tallahassee, Inc. .............   Florida
            Stewart Title of Tampa .........................   Florida
            Stewart Properties of Tampa ....................   Florida
            Sureclose of Florida ...........................   Florida
            Blaine County Title, Inc. ......................   Idaho
            Stewart Title Company of Boise, Inc. ...........   Idaho
            Stewart Title of Canyon County .................   Idaho
            Stewart Title of Couer D'alene, Inc. ...........   Idaho
            Stewart Title of Pocatello .....................   Idaho
            Information Services of Illinois ...............   Illinois
            Stewart Title Company of Illinois ..............   Illinois
            Cripe Title ....................................   Indiana
            Stewart Title Services of Central Indiana ......   Indiana
            Stewart Title Services of Indiana, Inc. ........   Indiana
            Mcpherson County Abstract & Title Company, Inc..   Kansas
            O'rourke Title Company .........................   Kansas
            Stewart Title of Louisiana, Inc. ...............   Louisiana
            Cambridge Landata, Incorporated ................   Maryland
            Stewart Title Company of Maryland ..............   Maryland
            Stewart Title of Detroit, Inc. .................   Michigan
            Title Giant ....................................   Michigan
            Stewart Title Company of Minnesota .............   Minnesota
            Stewart Title of Mississippi ...................   Mississippi
            Stewart Title, Inc. (Kansas City) ..............   Missouri
            Stewart Title of Montana .......................   Montana
            Stewart Title of Ravalli County, LLC ...........   Montana
            Surety Title, LLC ..............................   Montana
            Stewart Title of Carson City ...................   Nevada
            Stewart Title of Fallon ........................   Nevada
            Stewart Title of Douglas County ................   Nevada
            Stewart Title of Nevada ........................   Nevada
            Stewart Title of Northeastern Nevada ...........   Nevada
            Stewart Title of Northern Nevada ...............   Nevada
            East Coast Title................................   New Hampshire
            Professional Title Agency ......................   New Hampshire
            Stewart Title of Northern New England ..........   New Hampshire
            Stewart Title of Bergen County .................   New Jersey
            Stewart Title of Central Jersey, Inc. ..........   New Jersey
            Stewart-princeton Abstract .....................   New Jersey
            Santa Fe Abstract Limited ......................   New Mexico
            Stewart Title Limited ..........................   New Mexico
            Stewart Title of Valencia ......................   New Mexico
            River City Abstract, L.L.C. ....................   New York
            Stewart Title Insurance Company ................   New York
            Stewart Title of North Carolina, Inc............   North Carolina

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES



                                                                 STATE OF
                         NAME OF SUBSIDIARY                    INCORPORATION
                         ------------------                    -------------

            Stewart Title of the Piedmont ...............      North Carolina
            Union Commerce Title Company LLC ............      North Carolina
            Red River Title Services ....................      North Dakota
            Excelsior Title Agency ......................      Ohio
            National Land Title Insurance Company .......      Ohio
            Stewart Insurance Group, Ltd. ...............      Ohio
            Stewart Residential .........................      Ohio
            Stewart Service Center ......................      Ohio
            Stewart Title Agency of Columbus, Ltd. ......      Ohio
            Stewart Title Agency of Ohio, Inc. ..........      Ohio
            Stewart Title Agency of Medina County, Ltd...      Ohio
            Stmi Title ..................................      Ohio
            Landata Research ............................      Oklahoma
            Stewart Abstract & Title Co. of Oklahoma ....      Oklahoma
            Stewart Escrow & Title Services of Lawton ...      Oklahoma
            Stewart Title Insurance Company of Oregon ...      Oregon
            Stewart Title of Oregon .....................      Oregon
            Stewart Title of Rhode Island, Inc...........      Rhode Island
            Stewart Title of Memphis ....................      Tennessee
            Advance Title Company .......................      Texas
            Cameron County Title ........................      Texas
            Chadco ......................................      Texas
            Dominion Title ..............................      Texas
            Dominion Title of Dallas ....................      Texas
            East-west, Inc. .............................      Texas
            Electronic Closing Services, Inc. ...........      Texas
            Fulghum, Inc. ...............................      Texas
            Gc Acquisition, Inc. ........................      Texas
            Gracy Title Co., L.C. .......................      Texas
            Highland Solutions ..........................      Texas
            Keystone Title ..............................      Texas
            Landata Field Services ......................      Texas
            Landata Geo Services, Inc. ..................      Texas
            Landata Group, Inc. .........................      Texas
            Landata Information Services ................      Texas
            Landata Site Services .......................      Texas
            Landata Systems, Inc. .......................      Texas
            Landata Technologies ........................      Texas
            Medina County Title .........................      Texas
            Millennium Title ............................      Texas
            Nacogdoches Abstract & Title ................      Texas
            New Century Title of Dallas .................      Texas
            Ortem Investments, Inc. .....................      Texas
            Pacific Title, L.C. .........................      Texas
            Premier Title, L.C. .........................      Texas
            Primero, Inc. ...............................      Texas
            Priority Resources, Inc. ....................      Texas
            Priority Title - Dallas .....................      Texas
            Priority Title - Houston ....................      Texas
            Realec, Inc. ................................      Texas
            Southland Information, Inc. .................      Texas

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES


                                                             STATE OF
                         NAME OF SUBSIDIARY                INCORPORATION
                         ------------------                -------------

            Stewart - U.A.M., Inc. ......................      Texas
            Stewart Information International, Inc. .....      Texas
            Stewart Investment Services Corporation .....      Texas
            Stewart Management Information, Inc. ........      Texas
            Stewart Mortgage Information Company ........      Texas
            Stewart National Order Center ...............      Texas
            Stewart Title Austin, Inc. ..................      Texas
            Stewart Title Company .......................      Texas
            Stewart Title Company of Rockport, Inc. .....      Texas
            Stewart Title Guaranty Company ..............      Texas
            Stewart Title of Corpus Christi .............      Texas
            Stewart Title of Eagle Pass .................      Texas
            Stewart Title of Lubbock, Inc. ..............      Texas
            Stewart Title of Montgomery County ..........      Texas
            Stewart Title of North Texas ................      Texas
            Stewart Title of Texarkana ..................      Texas
            Stewart Trust Company .......................      Texas
            Titles, Inc. ................................      Texas
            U.s. Title of Wichita County, Ltd. ..........      Texas
            Cedar Run Title & Abstract ..................      Virginia
            Greenbrier Title, LLC .......................      Virginia
            Howell Title, LLC ...........................      Virginia
            Land Title Research, Inc. ...................      Virginia
            Potomac Title & Escrow ......................      Virginia
            Resource Title, LLC .........................      Virginia
            Signature & Stewart Settlements, L.C. .......      Virginia
            Smart Choice Settlements, L.C. ..............      Virginia
            Stewart Services of Greater Virginia ........      Virginia
            Stewart Title - Shenandoah Valley, L.C ......      Virginia
            Stewart Title & Settlement Services, Inc. ...      Virginia
            Stewart Title and Escrow, Inc. ..............      Virginia
            Security Title ..............................      Washington
            Stewart Title of Kittitas County ............      Washington
            Stewart Title of Snohomish ..................      Washington
            Stewart Title of Washington .................      Washington
            Accurate Title ..............................      Wisconsin
            Sheboygan Abstract & Title Services .........      Wisconsin
            Sheboygan Title Services, Inc. ..............      Wisconsin
            Stewart Title of Gillette, Inc. .............      Wyoming


                                  INTERNATIONAL

            Landata Inc. of Belize ......................      Belize
            Stewart Costa Rica ..........................      Costa Rica
            Stewart Information Hungary .................      Hungary
            Stewart Title Guaranty De Mexico, Abc .......      Mexico
            Stewart Data Slovakia .......................      Slovakia
            Stewart Title Insurance Company Limited .....      United Kingdom